UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CAPITAL PROPERTIES INC
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Capital Properties, Inc.

100 Dexter Road

East Providence, Rhode Island 02914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2013

The 2013 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen and Snyder LLP, 50 Kennedy Plaza, Suite 1500 in Providence, Rhode Island, on Tuesday, April 23, 2013 at 3:00 o’clock P.M., local time, for the following purposes:

(1)	To elect two directors (by the holders of Class A Common Stock only) and four directors (by the holders of Class B Common Stock only) to serve for terms of one year and until their successors are elected and qualified;

(2)	To act upon a proposal to amend and restate the Company’s Articles of Incorporation to convert all of the Company’s Class B common stock into Class A common stock and authorize the filing of an amendment and restatement to the Company’s Articles of Incorporation with the Secretary of State of the State of Rhode Island, in substantially the form of Appendix B attached hereto;

(3)	To consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;

(4)	To consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation;

(5)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the Class A Common Stock or Class B Common Stock on the books of the Company as of the close of business on February 28, 2013 will be entitled to vote.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

East Providence, Rhode Island

March 15, 2013

If you are the holder of record of both Class A and Class B Common Stock of the Company, you will receive a proxy card for each class of stock. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2013.

The Company’s Proxy Statement, sample proxy cards and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

2

Capital Properties, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 23, 2013

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 23, 2013. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date or (iii) attending and voting in person at the meeting provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914, Attn: Secretary. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 15, 2013.

VOTING AT MEETING

Only shareholders of record at the close of business on February 28, 2013, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class A Common Stock shall constitute a quorum for the election of the Class A Directors. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class B Common Stock shall constitute a quorum for the election of the Class B Directors. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number. The holders of the Company’s Class B Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company’s Class A Common Stock and the holders of the Company’s Class B Common Stock are entitled to one vote per share and vote as a single class upon all other matters presented to the shareholders for their approval, except in connection with certain major corporate actions, including amendment of the Articles of Incorporation, sale of the Company, merger or other consolidation where there is separate class voting.

Class A directors will be elected in each case by vote of the holders of a majority of the Class A Common Stock present or represented at the meeting, and the Class B directors will be similarly elected by vote of the holders of a majority of the Class B Common Stock present or represented at the meeting.

Approval of Proposal 2 requires the affirmation vote by the holders of a majority of both the Class A and Class B common stock present or represented at the meeting. Approval of Proposals 3 and 4 required the vote by a majority of the holders of Class A and Class B common stock voting together as a single class present or represented at the meeting.

On the record date, there were 3,790,249 shares of Class A Common Stock outstanding and 2,809,663 shares of Class B Common stock. There were no other outstanding securities of the Company entitled to vote.

Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name lack authority to vote such shares for the election of directors and certain other “non-discretionary” matters, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. Brokers may no longer vote on the election of directors in the absence of specific instructions from a shareholder. Proposals 2, 3 and 4 are considered “non-discretionary” matters on which brokers are prohibited from voting without instruction from the beneficial owners of the shares. Accordingly, shareholders are encouraged to provide instructions to their brokers regarding the voting of their shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the annual meeting, two Class A directors and four Class B directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below are now directors of the Company. Certain information concerning such nominees is set forth below:

Director Name and Age	Since	Principal Occupation During Past Five Years

Class A Directors

Robert H. Eder (80)	1995	President of the Company since January 1, 2008; Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present

Todd D. Turcotte (41)	2008	Vice President of the Company and President of Capital Terminal Company since January 1, 2008; Principal, RT Group, Inc., 2002-2007

Class B Directors

Matthew C. Baum (38)	2009	Teacher, The Wheeler School, 2004 to present

Alfred J. Corso (76)	2005	Consultant, 2001 to present

Harris N. Rosen (80)	2001	Consultant and Mediator, 2001 to present

Craig M. Scott (49)	2011	Attorney, Scott & Bush, Ltd., 2009 to present; Attorney, Duffy, Sweeney & Scott, 1998-2009 Director, Providence and Worcester Railroad Company, 2004 to 2011

Mr. Eder is also a director of Providence and Worcester Railroad Company.

The Board of Directors has reviewed the relationship that each director and nominee for director, which includes each of the nominees standing for election at the 2013 annual meeting, has with the Company and determined that all directors and nominees for director, other than Robert H. Eder and Todd D. Turcotte, are independent as defined under the NASDAQ listing standards.

The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin, or sex when determining whether to nominate a person to be a director of the Company. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on each director’s and nominee’s individual background and experience as it relates to the Company’s business. Historically, when vacancies have occurred, each director has been requested to suggest potential nominees and each potential nominee is vetted with the entire Board.

In particular, with regard to Mr. Eder, the Board of Directors considered that he is Company’s founder, he has been actively involved with the Company or its predecessors since 1966 and is the majority stockholder of the Class B common stock. With regard to Mr. Turcotte, the Board of Directors considered his strong background in engineering and insights as Vice President of the Company and President of Capital Terminal Company. With regard to Mr. Baum, the Board of Directors considered his age in relationship to the age of the other directors and experience and background in the financial sector, specifically his prior career as research and portfolio senior associate with Independence Investments of Boston, Massachusetts. With regard to Mr. Corso, the Board of Directors considered his training, work experience as a partner of Ernst & Young and his service as a controller of a publicly held corporation which activities qualify him as a financial expert. With regard to Mr. Rosen, the Board of Directors considered his history as the owner of his own business and his substantial community contacts which the Board believes assists in assessing the Company’s role in the community and furthering its community contacts and relationships. With regard to Mr. Scott, the Board of Directors considered Mr. Scott’s experience as a trial lawyer in the area of complex business litigation. The Board noted that Mr. Scott has on occasion served as counsel to the Company and as lead trial counsel for various business clients in a variety of industries in the federal courts throughout the country and internationally. The Board concluded that his experience as a commercial litigator as well as his community involvement would be of assistance to the Company in assessing business and legal controversies that might arise with various tenants under the Company’s long and short term leases.

Communications with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.

All inquiries received will not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Board Leadership Structure

Robert H. Eder serves as both the President and the Chairman of the Board of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, currently comprised of Messrs. Corso, Rosen and Scott and a Compensation Committee currently comprised of Messrs. Baum, Corso and Scott, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors. Pursuant Rule 402 of Regulation S-K, a copy of the Audit Committee Charter is attached hereto as Appendix A.

The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for establishing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

The Board of Directors has determined that the members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable rules of the SEC. Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.

The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company.

The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin or sex when determining whether to nominate a person to be a director of the Company.

During the fiscal year ended December 31, 2012, the Board of Directors held five meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting. All directors other than Mr. Scott who missed a portion of one Board meeting attended every meeting of the Board of Directors and meetings of committees on which such director serves. The independent directors held one meeting. The Board of Directors has adopted a policy

[1]

On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board of Directors determined to use the applicable independence standards as defined under the NASDAQ listing requirements.

that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2012 annual shareholders meeting.

Risk Management

The Board of Directors has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board of Directors regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental, health and safety. The Board of Directors does not believe there is any high degree of risk associated with its compensation practices as the Company does not provide for any incentive-based compensation other than infrequent cash bonuses which have only been paid in connection with extraordinary events. Furthermore, salary increases for executives and employees of the Company are based primarily on increases in the cost of living.

Compensation of Directors

The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2012 fiscal year, outside directors received an annual retainer fee of $12,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750 and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee.

The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2012 fiscal year.

Name	Total	Fees Earned or Paid in Cash	Option Awards	All Other Compensation
Matthew C. Baum	$18,500	$18,500	N/A	N/A
Alfred J. Corso	18,250	18,250	N/A	N/A
Robert H. Eder	—	—	N/A	N/A
Harris N. Rosen	19,250	19,250	N/A	N/A
Craig M. Scott	19,250	19,250	N/A	N/A
Todd D. Turcotte	—	—	N/A	N/A

Corporate Governance

The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:

Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.

Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on February 28, 2013, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value, or Class B Common Stock, $.01 par value. Each share of the Company’s outstanding Class B Common Stock is convertible at any time, at the option of the holder, into one share of Class A Common Stock of the Company.

	Class A			Class B
Name and Address	Number of shares held[1]		Percent of Class	Number of shares held[1]		Percent of Class
Robert H. Eder and Linda Eder	1,726,710	[2]	45.6%	1,726,710	[2]	61.5%
130 Sunrise Avenue, Apt.507
Palm Beach, Florida 33480

TowerView LLC	251,350		6.6%	251,350		8.9%
500 Park Avenue
New York, New York 10022

Lance S. Gad	191,048		5.1%	191,048		6.8%
1250 Fence Row Drive
Fairfield, Connecticut 06430

Morris Propp	166,320		4.4%	166,320		5.9%
366 Eagle Drive
Jupiter, Florida 33477

[1]

All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Securities Exchange Act of 1934.

[2]	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Class A Common Stock directly and 863,355 shares of Class B Common Stock directly.

The following table reflects as of February 28, 2013, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A			Class B
Name of Individual or Identification of Group	Number of shares held		Percent of Class	Number of shares held		Percent of Class
Matthew C. Baum	2,000		*	—		—
Alfred J. Corso	2,043		*	—		—
Barbara J. Dreyer	6,600		*	6,600		*
Robert H. Eder	1,726,710	(a)	45.6%	1,726,710	(a)	61.5%
Harris N. Rosen	10,120	(b)	*	—		—
Craig M. Scott	500		*	—		—
Todd D. Turcotte	100		*	100		*
All directors and officers as a group	1,748,183		46.1%	1,733,520		61.7%

*	Less than 1%
(a)	Includes 863,355 shares held by Mr. Eder’s spouse.
(b)	Includes 10,120 shares held by Mr. Rosen’s spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2012, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.

TRANSACTIONS WITH MANAGEMENT

Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.

EXECUTIVE COMPENSATION

During 2010, the Compensation Committee engaged Effective Pay Practices of Gloucester, Massachusetts to update its prior study on executive compensation. After receipt of the study and review of its recommendations, the Compensation Committee approved executive compensation for each of the Chairman, President and Chief Executive Officer (the “Chairman”); the Treasurer; and the Vice President and President of Capital Terminal Company effective January 1, 2011 as follows:

Chairman	$263,000
Vice President and President of Capital Terminal Company	$170,000
Treasurer and Chief Financial Officer	$181,000

The Committee also approved a further increase effective January 1, 2012 in the Treasurer’s compensation to $192,500 and to the Vice President and President of Capital Terminal Company’s compensation to $182,500.

The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2012, to the Chairman and Treasurer, and one other most highly compensated executive officer other than the Chairman and Treasurer who earned more than $100,000 in total compensation in 2012 and were employed by the Company on December 31, 2012.

Annual Compensation

Name and Principal Position	Year	Salary	Bonus	All Other Compensation[3]	Total Compensation
Robert H. Eder, Chairman	2012	$263,500	$—	$—	$263,500
Capital Properties, Inc.	2011	263,500	—	—	263,500

Barbara J. Dreyer, Treasurer	2012	192,500	—	14,438	206,938
Capital Properties, Inc.	2011	181,000	—	13,575	194,575

Todd D. Turcotte, Vice	2012	182,500	—	13,688	196,188
President, Capital Properties, Inc. and President, Capital Terminal Company	2011	170,000	—	12,750	182,750

Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.

[3]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, LGC&D LLP. The Audit Committee also discussed with such firm the matters required by the Statement on Auditing Standards No. 61. The Audit Committee received from LGC&D LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, wherein LGC&D LLP confirmed its independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2012. The Audit Committee discussed this information with LGC&D LLP and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee: Alfred J. Corso (Chair), Harris N. Rosen and Craig M. Scott.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged LGC&D LLP as independent registered public accountants of the accounts of the Company for the year 2012. The Company has recently been advised by LGC&D LLP that it has no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of LGC&D LLP will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees:

The aggregate fees for professional services rendered for the Company by LGC&D LLP for fiscal years ended December 31, 2012 and 2011 are set forth below.

	2012	2011
Audit fees	$77,000	$76,000
Audit-related fees	—	—
Tax fees	20,000	16,000
All other fees	—	—

Total	$97,000	$92,000

Audit Fees for fiscal years ended December 31, 2012 and 2011 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the Company’s financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2012 and 2011: there were no audit-related fees.

Tax Fees for the fiscal years ended December 31, 2012 and 2011 were for services related to tax return preparation.

All Other Fees for the fiscal years ended December 31, 2012 and 2011: there were no other fees.

The Audit Committee (or in the case of minor matters, the Chairman) pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

The Audit Committee has determined that the provision of such services is compatible with maintaining LGC&D LLP’s independence.

FINANCIAL STATEMENTS

A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2012 is enclosed. Such report is not part of this proxy statement.

PROPOSAL NO. 2

ADOPTION OF AMENDED AND RESTATED CHARTER ELIMINATING

CLASS B COMMON STOCK AND CONVERTING CLASS B COMMON

STOCK TO CLASS A COMMON STOCK

On January 27, 2013, the Board of Directors voted to propose and recommend the approval of Amended and Restated Articles of Incorporation of the Company, the effect of which is to convert all of Class B common stock into Class A common stock so that the Company would have a single class of common stock outstanding. Under the terms of the Amended and Restated Articles of Incorporation, the Company would have total authorized capital stock of 10 million shares consisting solely of Class A common stock $.01 par value. If the Amended and Restated Articles of Incorporation are approved, the change will become effective upon the filing of an amendment and restatement to the Company’s Articles of Incorporation with the Secretary of State of the State of Rhode Island in substantially the form of Appendix B attached hereto,

THE PURPOSE OF THE PROPOSED RESTATED ARTICLES

In 2008, on the recommendation of the Board of Directors, the shareholders voted to approve an amendment to the Company’s Articles of Incorporated which created three classes of common stock – Class A, Class B and Excess. The Class A common stock has the right to elect one-third of the Board of Directors and the Class B common stock had the right to elect two-thirds of the Board of Directors. In addition, the Class A and Class B common stock vote separately as a class with respect to any major corporate transactions, including articles of amendment to the articles of incorporation, mergers or sale of substantially all of the assets. With respect to all other shareholder approvals, the Class A and Class B common stock vote as a single class. Excess stock has no voting rights. The purpose of the amendment was to permit Mr. and Mrs. Robert Eder to continue to control the election of the Board of Directors if the Company elected to convert to a real estate investment trust (“REIT”). In order to convert to a REIT, no five (5) or fewer shareholders can own more than 50% in value of the Company’s outstanding classes of common stock. Presently, the Company has five (5) shareholders who together own 61.7% of the Class A common stock and 83.1% of the Class B common stock. Certain of the other principal shareholders have indicated to Mr. Eder that they would be unwilling to sell any portion of their Class A or Class B common stock in order to meet the percentage ownership requirement for conversion to a REIT. The result of their unwillingness to do so would be that Mr. Eder would have to sell more shares in order to meet the shareholder concentration test. Mr. and Mrs. Eder are unwilling to do so. Therefore, it does not appear to the Board of Directors that it is likely that the Company will at any time in the foreseeable future elect to convert to a REIT status. That being the case, the Board of Directors concluded that it is no longer necessary to continue to have separate classes of common stock outstanding.

CURRENT CLASSES OF COMMON STOCK

The Company has outstanding two classes of common stock – Class A and Class B. The Class A common stock has the right to elect one-third of the Board of Directors and the Class B common stock has the right to elect two-thirds of the Board of Directors. In addition, each class must approve any amendment to the Company’s Articles of Incorporation or any other major corporate transaction such as a merger or the sale of substantially all of the assets of the Company. Otherwise, the Class A and Class B common stock vote as a single class on all the matters requiring shareholder approval. Excess Stock, serves as a vehicle into which shares of Class A or Class B common stock are automatically converted in the event that a shareholder exceeds percentage ownership limitations currently contained in the Company’s Articles of Incorporation and designed to prevent further concentration of share ownership. Presently, the Company is authorized to issue 10 million shares of Class A common stock, 3.5 million shares of Class B common stock and 1 million shares of Excess Common stock. Under the proposed amendment, the Company would have authority to issue 10 million shares of Class A common stock and no authority to issue any other classes of common or other kinds of stock.

DESCRIPTION OF THE CLASS A COMMON STOCK

Under the Amended and Restated Articles of Incorporation, the Company would have authority to issue only Class A common stock consisting of 10 million shares $.01 par value. The holders of Class A common stock will be entitled to elect the Board of Directors and take all other action requiring shareholder approval.

Upon filing of the Restated Articles of Incorporation, outstanding shares of Class B common stock will automatically be converted into Class A common stock on a one-for-one basis. All restrictions that presently exist with respect to the ownership of Class A and Class B common stock will be eliminated.

The Board of Directors, without any further action by the shareholders, would be able to issue additional Class A common stock up to the amount of authorized but unissued shares of Class A common stock for such purposes and for such consideration as it, subject to applicable restrictions, if any, set forth in the Company’s By-Laws, may determine. There will be no restrictions on the amount of shares of Class A common stock that may be owned by any person.

IMPACT ON EXISTING SHAREHOLDERS

The automatic conversion of Class B common stock into Class A common stock will not have an impact on the rights of Class A common shareholders. Class B shareholders will automatically become Class A shareholders. If the proposed Amended and Restated Articles of Incorporation had been adopted as of the Record Date, the Company would have had outstanding 6,599,912 shares of Class A common stock comprised of 3,790,249 shares of Class A common stock existing immediately prior to the approval, and 2,809,663 shares of Class A common stock resulting from the conversion of Class B common stock into Class A common stock.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO THE CONVERSION OF CLASS B COMMON STOCK TO CLASS A COMMON STOCK

The following discussion describes certain material of U.S. federal income tax considerations relating to the conversion of Class B common stock into Class A common stock. This discussion is based upon the Internal Revenue Code of 1986 (the “Code”) existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested and there is no assurance that the Internal Revenue Service would agree with the conclusions set forth in this discussion.

This discussion may not address certain Federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternate minimum tax) or certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under Federal income tax laws. The discussion also does not address any tax consequences in any state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE CONVERSION OF THE CLASS B COMMON INTO CLASS A COMMON STOCK, INCLUDING THE APPLICABLITY OF ANY STATE, LOCAL OR FOREIGN TAX LAW, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The conversion of Class B common stock and Class A common stock is structured to qualify as a tax-free event. Accordingly, you will not recognize any taxable gain or loss as a result of the conversion of your Class B shares into Class A common stock. The tax basis of your Class B common stock will become the tax basis of the new Class A common stock that you will receive as a result of the conversion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act), the Company presents the following proposal which gives shareholders the opportunity to endorse or to not endorse the Company’s compensation policies and procedures for its named executive officers, commonly known as a “say-on-pay” proposal.

“RESOLVED, to approve the Company’s executive compensation, as described in the Executive Compensation and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative discussion) in this Proxy Statement.”

We believe that our compensation policies and procedures, which are described more fully in the tables and narrative in the “Executive Compensation” section of this Proxy Statement, are strongly aligned with the interests of shareholders. The Company’s Board of Directors believes that the Company’s compensation policies and procedures do not create undue risk nor are they excessive in an amount or nature. Absent a compensation study proposed by outside consultants which is approved in whole or in party by the Compensation Committee, and where required, the Board of Directors’ salary increases are based solely on cost of living increases which result in minimal increases each year and the Company generally does not pay any bonuses to its executives except in unique circumstances. Thus, the Company’s cash flow can be used to undertake capital projects as necessary.

Approval of this proposal will require the affirmative vote of a majority of our Class A and Class B common stock voting as a single class and represented in person or by proxy at the meeting. While the Company’s Board of Directors will consider carefully the results of shareholder voting upon this proposal, the outcome of this vote will not be binding on or overrule any decisions by the Board of Directors and will not create or imply any additional fiduciary duty on the part of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

The Dodd-Frank Act further requires that the Company present a proposal which gives shareholders the opportunity to advise on the frequency with which the Company should include in its Proxy Statement a say-on-pay proposal similar to Proposal No. 4 of this Proxy Statement. We are required to hold the advisory vote on the frequency of the say-on-pay proposal at least once every six years. The Company’s Board of Directors will consider carefully the results of shareholder voting upon the frequency of inclusion of a say-on-pay proposal, but the final vote is advisory in nature and not binding upon the Company. By voting on this Proposal No. 4, shareholders may indicate whether they prefer an advisory vote on named executive compensation once every one (1), two (2) or three (3) years. We ask that you support a frequency period of every three (3) years (a triennial vote) for future non-binding shareholder votes on executive compensation.

A triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. Additionally, a triennial vote will provide us with the time to thoughtfully respond to the views of our shareholders and implement any necessary changes. We carefully review changes to our executive compensation program to ensure that the program appropriately aligns our executive’s interests with the long-term interests of our shareholders and to ensure that the program appropriately balances risk and reward. We therefore believe that a vote every three (3) years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

The voting frequency option that receives the highest number of votes cast by the Class A and Class B common stock shareholders voting as a single class will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. If you “abstain” from voting on this proposal, your shares will be counted as present at the Annual Meeting for purposes of this proposal and your abstention will have no effect on this vote.

THE BOARD OF DIRECTORS RECOMMENDS THE OPTION OF ONCE EVERY THREE (3) YEARS AS THE FREQUENCY WITH WHICH SHAREHOLDERS SHALL BE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSALS FOR 2014 ANNUAL MEETING

The 2014 annual meeting of the shareholders of the Company is scheduled to be held April 29, 2014. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 22, 2013. Shareholder proposals that are to be considered at the 2014 annual meeting but not requested to be included in the Company’s Proxy Statement must be submitted no later than January 22, 2014.

OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

Dated: March 15. 2013

Appendix A

CAPITAL PROPERTIES, INC.

CHARTER OF AUDIT COMMITTEE

1.	ORGANIZATION

The Audit Committee (the “Committee”) of Capital Properties, Inc. (the “Company”) shall be appointed by the Board of Directors (the “Board”) of the Company. The Committee shall be composed of at least three directors each of whom satisfies the independence standards specified in Rule 5605(c) of the NASDAQ Listing Standards and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free of any relationship which, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements and at least one member shall have an accounting or related financial management expertise, such that he or she is financially sophisticated within the meaning of Rule 5605(c) of the NASDAQ Listing Standards.

Determination of independence, audit committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of the NASDAQ.

The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

2.	STATEMENT OF POLICY

The Committee shall provide assistance to the directors of the company in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the committee shall maintain free and open means of communication between the directors, the Company’s independent auditors, and the financial management of the Company.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

3.	RESPONSIBILITIES

The Committee shall have responsibility for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control, and for evaluating audit performance. The Committee shall report on its actions to the full Board at each regular quarterly meeting and at the annual meeting of the Board.

In carrying out the foregoing responsibilities, the Committee shall

(a)	Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The accounting firm shall report directly to the Committee.

(b)	Approve on an annual basis the estimated fees to be paid to the independent auditor for the annual audit of the consolidated financial statements of the Company and limited reviews of its quarterly financial statements and in this connection, review the independent auditor’s engagement letter and discuss the general audit approach.

(c)	Preapprove audit and non-audit services performed on behalf of the Company by the independent auditors that are not prohibited by law or regulation pursuant to such processes as the Committee determines to be advisable. The Committee may delegate pre-approval authority for any permissible non-audit service to one or more members of the Committee, provided that any pre-approval granted by such member or members pursuant to such delegated authority is presented to the Committee at its next scheduled meeting.

(d)	Meet with the independent auditor and the financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

(e)	Review any non-audit services performed on behalf of the Company by the independent auditor that meet the de minimis exception under applicable law and regulations.

(f)	Review with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and solicit from the independent auditors any recommendations for the improvement of such internal control procedures. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(g)	Review the internal audit functions of the Company, the proposed audit plans for the current year and the coordination of such plans with the independent auditors.

(h)	Review annually with management and the independent auditors the basis for the disclosures made in the annual report to shareholders regarding the Company’s internal controls for financial reporting.

(i)	Review any deficiencies identified by management in the design and operation of internal control for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company’s internal control for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

(j)	Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of such financial statements, and review and discuss:

•	Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

•	Estimates made by management having a material impact on the financial statements;

•	Analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements;

•	Any changes from prior years in accounting principles applied in the preparation of such financial statement;

•	Receive from the independent auditors all communications required by the applicable auditing standards and discuss and act upon any recommendations made by the independent auditors; and

•

Any material written communications between the independent auditor and the Company’s management, including any management letter provided by the independent auditor and the Company’s response to that letter.

(k)	Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company’s proxy statement and filings with the SEC.

(l)	Review, at least annually, with management and with the independent auditor, the qualifications, performance and independence and objectivity of the independent auditor. In connection with such review and evaluation, the Committee should

•

Obtain and review a written report from the independent auditor at least annually regarding the auditor’s internal quality-control procedures and any material issues raised by the most recent quality-control review;

•	Obtain and review a written report from the independent auditor regarding

a.	Whether the auditor was the subject of a PCAOB examination during the prior year and if so, was the Company’s audit reviewed by the PCAOB?

b.	What were the results of the PCAOB audit generally and specifically with respect to the review of the Company’s audit, if any?

c.	What was the auditor’s response to the PCAOB findings?

d.	What topics were included the Part II findings of the PCAOB to include any changes the auditor is making to address the findings, the progress of the quality control remediation, whether any final determination has been made by the PCAOB about the auditor’s remediation efforts and whether the PCAOB has provided initial indications that the auditor has not sufficiently remediated any items?

•

Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

•	Consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management;

•

Discuss any relationships that may impair the auditor’s independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

•	Ensure appropriate audit and concurring partner rotation as required by law.

(m)	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed at such meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel and the cooperation received by the independent auditors during the course of the audit.

(n)	Meet on at least a quarterly basis, and establish procedures for the receipt, retention and anonymous treatment of complaints relating to internal accounting controls or auditing matters. The Committee shall be responsible for designating the individual(s) responsible for receiving such complaints.

(o)	Administer the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof and review and approve, where appropriate, any related party transactions.

(p)	Cause minutes of all meetings of the Committee to be kept and submit the minutes of each Committee meeting to the Board.

(q)	Investigate any matter brought to the Committee’s attention within the scope of its responsibilities, with the power to retain outside legal, accounting or other advisors and determine funding for this purpose if, in its judgment, such retention is appropriate.

(r)	Take such other actions as it deems necessary or appropriate from time to time.

(s)	Review and assess this Charter at least annually and amend it as appropriate.

Amended: October 30, 2012

RESTATED

ARTICLES OF INCORPORATION

OF

CAPITAL PROPERTIES, INC.

FIRST:	The name of the corporation is Capital Properties, Inc.

SECOND:	The period of its duration is perpetual.

THIRD:	The specific purpose or purposes which the Corporation is authorized to pursue are:

(a) Purposes and Powers. The purpose or purposes which the Corporation is authorized to pursue are to buy, sell, hold and otherwise deal in real estate and the shares of stock and other securities of any other corporation or corporations, and to conduct any and all lawful business for which corporations may be incorporated under the Rhode Island Business Corporation Act (as amended or supplemented from time to time, [the “RIBCA”]). The foregoing purposes shall be in no way limited or restricted by reference to, or inference from, the terms of any other provision of the Corporation’s Articles of Incorporation (as amended, restated or supplemented from time to time, the “Charter”), and each shall be regarded as independent. The foregoing purposes are also to be construed as powers of the Corporation, and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Rhode Island.

FOURTH:	The aggregate number of shares which the Corporation has authority to issue is:

I.	Authorized Stock

(a) The total number of shares of stock of all classes of stock that the Corporation shall have the authority to issue is Ten Million (10,000,000) of $.01 par value per share of Class A common stock. Effective upon the filing of these restated Articles all Class B common stock now outstanding shall be immediately converted into an equivalent number of shares of Class A common stock. To the extent permitted by Rhode Island law, the Board of Directors, without any action by the shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock of any class or series that the Corporation has authority to issue.

II.	Dividends, Rights on Liquidation and Voting

(a) Dividend Rights. The holders of shares of Class A Common Stock shall be entitled to receive such equal dividends as may be authorized by the Board of Directors out of assets legally available therefor.

(b) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Class A Common Stock shall be entitled to receive, ratably with each other holder of shares of Class A Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Class A Common Stock as the number of shares of Class A Common Stock held by such holder bears to the total number of shares of Class A Common Stock then outstanding.

(c) Voting Rights. The holders of shares of Class A Common Stock shall be entitled to vote on all matters submitted to the holders of Common Stock for a vote, at all meetings of the shareholders, and each holder of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held by such shareholder.

III.	Dividends or Distributions

The Directors may from time to time authorize the payment to shareholders of Class A Common Stock of such dividends or distributions in cash, property or other assets of the Corporation or in securities of the Corporation or from any other source as the members of the Board of Directors of the Corporation in their discretion shall determine.

IV.	Issuance of Stock

The Board of Directors may authorize the issuance from time to time of shares of Class A Common Stock, whether now or hereafter authorized, or securities or rights convertible into shares of Class A Common Stock, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a share split, reverse share split or dividend), subject to such restrictions or limitations, if any, as may be set forth in the By-laws.

FIFTH:	Existing provisions, if any, dealing with the preemptive right of shareholders pursuant to § 7-1.2-613 of the General Laws, 1956, as amended:

No holder of any Class A Common Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for or purchase any unissued or treasury stock or any other securities of the Corporation, except as otherwise provided by the Board of Directors or as may be provided otherwise by contract.

SIXTH:	Existing provisions, if any, for the regulation of the internal affairs of the Corporation are:

I.	Board of Directors

(a) Number. The number of Directors of the Corporation shall be six (6), which number may be increased or decreased pursuant to the By-laws; provided, however, that the number of Directors shall never be more than twelve (12) nor less than three (3). Each Director shall serve until the next annual meeting of shareholders and until his or her successor is elected and qualifies. Any vacancy in the Board of Directors caused by increase in the number of Directors shall be filled by the Board of Directors and any such director shall serve until the next annual meeting of the shareholders.

(b) Election. At each annual meeting of shareholders, the Director(s) will be elected to hold office for a term expiring at the next annual meeting by a vote of a plurality of all the votes cast on the matter at a meeting of shareholders at which a quorum is present. No cumulative voting in the election of Directors is permitted. Each Director will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualifies. Any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled by the affirmative vote of a plurality of all the votes of holders of Class A Common Stock voting to fill a vacancy cast on the matter at a meeting of shareholders or by a majority of the remaining Directors then in office, as the case may be, or by consent vote of the shareholders of the Class A Common Stock.

(c) Resignation, Removal or Death. Any Director may resign from the Board of Directors or any committee thereof at any time by written notice to the Board of Directors, effective upon execution and delivery to the Corporation of such notice or upon any future date specified in the notice. A Director may be removed from office without cause at a meeting of the shareholders called for that purpose or by written consent of the shareholders.

(d) Powers. Subject to the express limitations herein or in the By-laws, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The Board of Directors shall have and may exercise all the rights, powers and privileges of the Corporation except those that are, by law, this Charter or the By-laws, conferred upon or reserved to the shareholders.

II.	Indemnification

(a) A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the Director’s duty as a Director, except for (i) liability for any breach of the Director’s duty of loyalty to the Corporation or its shareholders, (ii) liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability imposed pursuant to the provisions of Section 811 of the RIBCA, or (iv) liability for any transaction (other than transactions approved in accordance with Section 807 of the RIBCA) from which the Director derived an improper personal benefit. If the RIBCA is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent so permitted. Any repeal or modification of this provision by the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing prior to such repeal or modification.

(b) The Directors of the Corporation may include provisions in the By-laws, or may authorize agreements to be entered into with each Director, officer, employee or other agent of the Corporation (an “Indemnified Person”), for the purpose of indemnifying an Indemnified Person in the manner and to the extent permitted by the RIBCA. In addition to the authority conferred upon the Directors of the Corporation by the foregoing paragraph, the Directors of the Corporation may include provisions in its By-laws, or may authorize agreements to be entered into with each Indemnified Person, for the purpose of indemnifying such person in the manner and to the extent provided herein:

(i) The By-law provisions or agreements authorized hereby may provide that the Corporation shall, subject to the provisions of this Article, pay, on behalf of an Indemnified Person any Loss or Expenses arising from any claim or claims which are made against the Indemnified Person (whether individually or jointly with other Indemnified Persons) by reason of any Covered Act of the Indemnified Person.

(A) For the purposes of this Article, when used herein:

“Covered Act” means any act or omission of an Indemnified Person in the Indemnified Person’s official capacity with the Corporation and while serving as such or while serving at the request of the Corporation as a member of the governing body, officer, employee or agent of another corporation, including, but not limited to corporations which are subsidiaries or affiliates of the Corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.

“Directors” means any or all of the directors of the Corporation or those one or more shareholders or other persons who are exercising any powers normally vested in the board of directors;

“Expenses” means any expenses incurred in connection with the defense against any claim for Covered Acts, including, without being limited to, legal, accounting or investigative fees and expenses or bonds necessary to pursue an appeal of an adverse judgment; and

“Loss” means any amount, which an Indemnified Person is legally obligated to pay for any claim for Covered Acts and shall include, without being limited to, damages, settlements, fines, penalties or, with respect to employee benefit plans, excise taxes;

(ii) The By-law provisions or agreements authorized hereby may cover Loss or Expenses arising from any claims made against a retired Indemnified Person, the estate, heirs or legal representative of a deceased Indemnified Person or the legal representative of an incompetent, insolvent or bankrupt Indemnified Person, where the Indemnified Person was an Indemnified Person at the time the Covered Act upon which such claims are based occurred.

(iii) Any By-law provisions or agreements authorized hereby may provide for the advancement of Expenses to an Indemnified Person prior to the final disposition of any action, suit or proceeding, or any appeal therefrom, involving such Indemnified Person and based on the alleged commission by such Indemnified Person of a Covered Act, subject to an undertaking by or on behalf of such Indemnified Person to repay the same to the Corporation if the Covered Act involves a claim for which indemnification is not permitted under subsection (iv) below, and the final disposition of such action, suit, proceeding or appeal results in an adjudication adverse to such Indemnified Person.

(iv) The By-law provisions or agreements authorized hereby may not indemnify an Indemnified Person from and against any Loss, and the Corporation shall not reimburse for any Expenses, in connection with any claim or claims made against an Indemnified Person which the Corporation has determined to have resulted from: (1) any breach of the Indemnified Person’s duty of loyalty to the Corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (3) action contravening Section 811 of the RIBCA; or (4) a transaction (other than a transaction approved in accordance with Section 807 of the RICBA) from which the person seeking indemnification derived an improper personal benefit.

(v) The agreements authorized hereby may contain such other terms and conditions, consistent with the provisions of this section, as the Board of Directors determines to be necessary or desirable.

III.	Limitation of Liability

To the fullest extent permitted under the RIBCA as in effect on the date of filing these Restated Articles of Incorporation or as the RICBA is thereafter amended from time to time, no Director or officer of the Corporation shall be liable to the Corporation or its shareholders for money damages. Neither the amendment or the repeal of this Article, nor the adoption of any other provision in this Charter inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a Director or officer of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

IV.	Action by Written Consent

Pursuant to Section 7-1.2-707(b)(1) of the RICBA, and except for actions pursuant to Section 7-1.2-1002, 7-1.2-1102 of the RICBA, whenever the vote of the shareholders at a meeting thereof is required or permitted to be taken for and in connection with any corporate action, such action may be taken without a meeting by the written consent of less than all the shareholders entitled to vote thereon if the shareholders who so consent would be entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon are present. Prompt notice of such action so taken shall be given to all shareholders who would have been entitled to vote upon the action if such meeting were held.

V.	Miscellaneous

(a) Severability. The provisions of this Charter are severable, and if the Board of Directors shall determine that any one or more of such provisions are in conflict with applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to paragraph (b) below, provided, however, that such determination by the Board of Directors shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination. If any provision of this Charter or any application of such provision shall be held invalid or unenforceable by any federal or state court having jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction, and the validity of the remaining provisions of this Charter shall not be affected. Other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

(b) Amendment. This Charter may be amended from time to time in accordance with Section 7-1.2-903 of the RICBA (or any successor provision thereof).

CAPITAL PROPERTIES, INC.

CLASS A COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (“the Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on February 28, 2013 by the undersigned at the Annual Meeting of Shareholders to be held on April 23, 2013 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND RECOMMENDS A VOTE FOR EVERY 3 YEARS ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1. ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Robert H. Eder	☐	☐	☐
(02) Todd D. Turcotte	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF A PROPOSAL TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION:	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. APPROVAL OF NON-BINDING VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS:	☐	☐	☐

	3 Years	2 Years	1 Year	ABSTAIN
4. RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES:	☐	☐	☐	☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED, FOR PROPOSALS 2 AND 3, AND EVERY 3 YEARS FOR PROPOSAL 4.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting (   ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. (    )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2013.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of
Shareholder
Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CAPITAL PROPERTIES, INC.

CLASS B COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (the “Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class B Common Shares held of record on February 28, 2013 by the undersigned at the Annual Meeting of Shareholders to be held on April 23, 2013 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND RECOMMENDS A VOTE FOR EVERY 3 YEARS ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1. ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Matthew C. Baum	☐	☐	☐
(02) Alfred J. Corso	☐	☐
(03) Harris N. Rosen	☐	☐
(04) Craig M. Scott	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF A PROPOSAL TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. APPROVAL OF NON-BINDING VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS:	☐	☐	☐

	3 Years	2 Years	1 Year	ABSTAIN
4. RECOMMEND, BY NON-BINDING VOTE, THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES:	☐	☐	☐	☐

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED, FOR PROPOSALS 2 AND 3, AND EVERY 3 YEARS FOR PROPOSAL 4.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting (    ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. (    )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2013.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of
Shareholder
Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.